UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2020

Vontier Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39483	84-2783455
(Commission File Number)	(IRS Employer Identification No.)

5420 Wade Park Boulevard, Suite 206 Raleigh, NC	27607
(Address of Principal Executive Offices)	(Zip Code)

(984) 247-8308

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	VNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreements with Fortive Corporation

On October 8, 2020, Fortive Corporation (“Fortive”) entered into definitive agreements with Vontier Corporation (“Vontier”), a wholly owned subsidiary of Fortive at that time, that, among other things, set forth the terms and conditions of the separation of Vontier from Fortive (the “Separation”) and the distribution of 80.1% of Vontier’s outstanding common stock to holders of Fortive common stock (provided that fractional Fortive shares that holders of Fortive common stock would otherwise have been entitled to receive were aggregated and are being sold in the public market by the distribution agent, with the proceeds to be distributed ratably to such holders of Fortive common stock) (the “Distribution”). The agreements provide a framework for Fortive’s relationship with Vontier from and after the Separation, including the allocation between Vontier and Fortive of Fortive’s and Vontier’s assets, employees, services, liabilities and obligations attributable to periods prior to, at and after the Separation. In connection with the Separation, Fortive and Vontier entered into a Separation and Distribution Agreement (the “Separation Agreement”), an Employee Matters Agreement (the “Employee Matters Agreement”), a Tax Matters Agreement (the “Tax Matters Agreement”), a Transition Services Agreement (the “Transition Services Agreement”), an Intellectual Property Matters Agreement (the “Intellectual Property Matters Agreement”), an FBS License Agreement (the “FBS License Agreement”) and a Stockholder’s and Registration Rights Agreement (the “Registration Rights Agreement”), each dated as of October 8, 2020. A summary of certain material features of the Separation Agreement, the Employee Matters Agreement, the Tax Matters Agreement, the Transition Services Agreement, the Intellectual Property Matters Agreement, the FBS License Agreement and the Registration Rights Agreement, all of which are referenced below, can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Fortive” in Vontier’s Information Statement, which is included as Exhibit 99.1 to Amendment No. 1 to Vontier’s Registration Statement on Form 10-12B (File No. 001-39483) filed with the Securities and Exchange Commission on September 21, 2020 (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 in their entirety.

Separation Agreement

The Separation Agreement sets forth, among other things, the agreements between Vontier and Fortive regarding the principal transactions necessary to effect the Separation and the Distribution. It also sets forth other agreements that govern certain aspects of Vontier’s ongoing relationship with Fortive after the completion of the Separation and the Distribution. The description of the Separation Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.

Employee Matters Agreement

The Employee Matters Agreement sets forth, among other things, the allocation of assets, liabilities and responsibilities relating to employee compensation and benefit plans and programs and other related matters in connection with the Separation, including the treatment of outstanding equity and other incentive awards and certain retirement and welfare benefit obligations. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Tax Matters Agreement

The Tax Matters Agreement governs Vontier’s and Fortive’s respective rights, responsibilities and obligations after the Distribution with respect to tax liabilities (including taxes, if any, incurred as a result of any failure of the Distribution or certain related transactions to qualify for tax-free treatment for U.S. federal income tax purposes) and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.

Transition Services Agreement

The Transition Services Agreement sets forth the terms and conditions pursuant to which Fortive and its subsidiaries and Vontier and its subsidiaries will provide to each other various services. The charges for the transition services generally are expected to allow the providing company to fully recover all out-of-pocket costs and expenses it actually incurs in connection with providing the service, plus, in some cases, the allocated indirect costs of providing the services, generally without profit. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement filed as Exhibit 10.3 hereto and incorporated herein by reference.

Intellectual Property Matters Agreement

The Intellectual Property Matters Agreement sets forth the terms and conditions pursuant to which Fortive has granted to Vontier a non-exclusive, royalty-free, fully paid-up, irrevocable, sublicenseable (subject to the restrictions below) license to use certain intellectual property rights retained by Fortive. Fortive will be able to sublicense its rights in connection with activities relating to Vontier’s and its affiliates’ business, but not for independent use by third parties.

Vontier has also granted back to Fortive non-exclusive, royalty-free, fully paid-up, irrevocable, sublicenseable (subject to the restrictions below) license to continue to use certain transferred intellectual property rights owned by Fortive or transferred to Vontier. Fortive will be able to sublicense its rights in connection with activities relating to Fortive’s and its affiliates’ retained business, but not for independent use by third parties. This license-back will permit Fortive to continue to use certain of Vontier’s intellectual property rights in the conduct of its remaining businesses. The description of the Intellectual Property Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Intellectual Property Matters Agreement filed as Exhibit 10.4 hereto and incorporated herein by reference.

FBS License Agreement

The FBS License Agreement sets forth the terms and conditions pursuant to which Fortive has granted Vontier a perpetual, non-exclusive, worldwide and non-transferable license to use FBS solely in support of Vontier’s business. Vontier will be able to sublicense such license to direct and indirect, wholly-owned subsidiaries (but only as long as such entities remain direct and indirect, wholly-owned subsidiaries) and subject to customary restrictions, to third parties as necessary to support Vontier’s business. In addition, Vontier and Fortive each licensed to the other party improvements made by such party to FBS during the first two years of the term of the FBS License Agreement. The description of the FBS License Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the FBS License Agreement filed as Exhibit 10.5 hereto and incorporated herein by reference.

Registration Rights Agreement

The Registration Rights Agreement sets forth the terms and conditions pursuant to which Vontier has granted Fortive and its affiliates certain registration rights with respect to the share of Vontier common stock owned by them. Upon the request of Fortive or certain subsequent transferees as further defined in the Registration Rights Agreement, Vontier will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of any shares of Vontier common stock retained by Fortive. Under the Registration Rights Agreement, Fortive has agreed to vote any shares of Vontier common stock retained by Fortive in proportion to the votes cast by Vontier’s other stockholders. In connection with such agreement, Fortive granted Vontier a proxy to vote the shares of Vontier common stock retained by Fortive in such proportion. The proxy will be automatically revoked as to a particular share upon any sale or transfer of such share from Fortive to a person other than Fortive, and neither the Registration Rights Agreement nor the proxy limits or prohibits any such sale or transfer. The description of the Registration Rights Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Registration Rights Agreement filed as Exhibit 10.6 hereto and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

As previously reported, on September 29, 2020, Vontier entered into a credit agreement (the “Credit Agreement”) with a syndicate of banks, consisting of a three-year, $800 million senior unsecured delayed draw term loan facility (the “Three-Year Term Loans”), a two-year, $1 billion senior unsecured delayed draw term loan facility (the “Two-Year Term Loans” and together with the Three-Year Term Loans, the “Term Loans”) and a three-year, $750 million senior unsecured multi-currency revolving credit facility, including a $25 million sublimit for swingline loans and a $75 million sublimit for the issuance of letters of credit (the “Revolving Credit Facility” and, together with the Term Loans, the “Credit Facilities”). At the closing of the Credit Agreement, Vontier did not borrow any funds under the Credit Agreement. On October 9, 2020, Vontier drew down the full $1.8 billion available under the Term Loans. Vontier used the proceeds from the Term Loans to make payments to Fortive, with $1.6 billion used as part of the consideration for the contribution of certain assets and liabilities to Vontier by Fortive in connection with the Separation and with $200 million used as a preliminary adjustment for excess cash balances remaining with Vontier.

The description of the Credit Agreement is set forth under Item 1.01 in Vontier’s Current Report on Form 8-K filed on September 30, 2020 (the “Prior 8-K”), which description is incorporated herein by reference. In addition, the Credit Agreement was filed as Exhibit 10.1 to the Prior 8-K and is incorporated herein by reference.

ITEM 3.03	MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

The information included under Item 5.03 of this Current Report on Form 8-K regarding the Amended and Restated Certificate of Incorporation is incorporated herein by reference.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

Immediately prior to the Distribution, Vontier was a 100% owned subsidiary of Fortive. The Distribution was completed effective as of 12:01 a.m. on October 9, 2020. Following the completion of the Distribution, Vontier is now an independent public company trading under the symbol “VNT” on the New York Stock Exchange, and Fortive retained a 19.9% ownership interest in Vontier. The Distribution was made to holders of Fortive common stock of record as of the close of business on September 25, 2020 (the “Record Date”), who received two shares of Vontier common stock for every five shares of Fortive common stock held as of the Record Date. Fortive did not issue fractional shares of Vontier common stock in the Distribution. Fractional shares that holders of Fortive common stock would otherwise have been entitled to receive were aggregated and are being sold in the public market by the distribution agent. The aggregate net cash proceeds of these sales will be distributed ratably to those holders of Fortive common stock who would otherwise have been entitled to receive fractional shares.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 9, 2020, the size of the Board of Directors (the “Board”) of Vontier was expanded from two directors to five directors, and Gloria R. Boyland, Andrew D. Miller and Mark D. Morelli were appointed to the Board, with such expansion to be effective as of, and the terms of such directorships commencing, immediately prior to the Distribution.

Martin Gafinowitz and Karen C. Francis previously served as directors of Vontier prior to the Distribution and will continue to serve as a directors of Vontier after the Distribution.

Biographical information for each member of the Board can be found in Vontier’s Information Statement under the section entitled “Management,” which is incorporated herein by reference.

The Board is comprised of three classes, as follows:

•	Class I: Ms. Francis and Mr. Morelli are class I directors, whose terms expire at the first annual meeting of Vontier’s stockholders following the Distribution;

•	Class II: Messrs. Gafinowitz and Miller are class II directors, whose terms expire at the second annual meeting of Vontier’s stockholders following the Distribution; and

•	Class III: Ms. Boyland is the class III director, whose term expires at the third annual meeting of Vontier’s stockholders following the Distribution.

Effective as of October 9, 2020:

•	Ms. Boyland and Mr. Miller were appointed as additional members of the Audit Committee of the Board. Mr. Miller was appointed the Chair of the Audit Committee of the Board;

•	Ms. Boyland and Mr. Gafinowitz were appointed as members of the Nominating and Governance Committee of the Board. Ms. Boyland was appointed the Chair of the Nominating and Governance Committee; and

•

Ms. Francis and Mr. Miller were appointed as members of the Compensation and Management Development Committee of the Board. Ms. Francis was appointed the Chair of the Compensation and Management Development Committee.

Each of the non-employee directors of Vontier will receive compensation for their service as a director or committee member, including any additional compensation for services as Chair of the Board or a committee, in accordance with plans and programs more fully described in the Information Statement under the heading “Director Compensation,” which is incorporated herein by reference.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors.

There are no other transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Compensation Plans

2020 Stock Incentive Plan and Sub-Plans

The Vontier Corporation 2020 Stock Incentive Plan (the “2020 Plan”), including a sub-plan, the Vontier Corporation Non-Employee Directors’ Deferred Compensation Plan (the “Non-Employee Directors’ Deferred Compensation Plan”), became effective as of immediately prior to the Distribution on October 9, 2020. The purpose of the 2020 Plan is to assist in the recruitment and retention of key employees, directors and consultants and to motivate them to contribute to the growth and profitability of Vontier. The 2020 Plan provides for the issuance of 17,000,000 shares of Vontier common stock, including the number of shares of Vontier common stock issuable in connection with the equitable adjustment of awards previously granted by Fortive. A description of the material terms of the 2020 Plan can be found in the Information Statement under the section entitled “Executive and Director Compensation – Vontier Corporation 2020 Plan,” which is incorporated herein by reference. The description is qualified in its entirety by reference to the 2020 Plan, which is filed as Exhibit 10.7 hereto and incorporated herein by reference. The Non-Employee Directors’ Deferred Compensation Plan is filed as Exhibit 10.8 hereto and incorporated herein by reference.

The forms of award agreements under the 2020 Plan, which are filed as Exhibits 10.9-10.13 hereto and incorporated herein by reference, became effective as of immediately prior to the Distribution on October 9, 2020.

Executive Incentive Compensation Plan

The Vontier Corporation Executive Incentive Compensation Plan (the “EICP”) became effective as of immediately prior to the Distribution on October 9, 2020. The purpose of the EICP is to motivate and reward certain employees of Vontier, including its executive officers, by providing annual cash bonuses based on the achievement of annual performance measures relating to Vontier’s business and the employee’s personal performance. The description is qualified in its entirety by reference to the EICP, which is filed as Exhibit 10.14 hereto and incorporated herein by reference.

Vontier Corporation Severance and Change-In-Control Plan for Officers

The Vontier Corporation Severance and Change-In-Control Plan for Officers (the “Severance and Change-In-Control Plan”) became effective as of immediately prior to the Distribution on October 9, 2020. The Severance and Change-In-Control Plan generally provides for severance benefits upon (i) a termination without cause (as defined in the Severance and Change-in-Control Plan) prior to or more than 24 months after a change-in-control of Vontier and (ii) a termination without cause, or good reason resignation (as defined in the Severance and Change-in-Control Plan), within 24 months following a change-in-control of Vontier. Upon a termination without cause not in connection with a change-in-control, subject to the execution and nonrevocation of a release agreement, the executive will receive a severance benefit equal to one times base salary (two times for the chief executive officer), a pro-rata annual cash bonus based on actual performance, pro-rata vesting of equity awards granted at least six months prior to the date of termination (with performance awards paid based on actual performance) and 12 months of continued health benefits (24 months for the chief executive officer). Upon a termination without cause or good reason resignation within 24 months following a change-in-control, the executive would receive the benefits described above, except that the severance benefit would be equal to one times the sum of base salary plus the target annual incentive bonus opportunity (two times for the chief executive officer), the pro-rata annual cash bonus would be paid based on target performance, and any equity awards would vest in full without pro-ration (with performance awards paid at target level). The description is qualified in its entirety by reference to the Severance and Change-In-Control Plan, which is filed as Exhibit 10.15 hereto and incorporated herein by reference.

Executive Deferred Incentive Plan

The Vontier Corporation Executive Deferred Incentive Plan (the “EDIP”) became effective as of immediately prior to the Distribution on October 9, 2020. The EDIP is a non-qualified deferred compensation program for selected members of Vontier management. The EDIP provides that each participant may defer a portion of his or her annual base salary and non-equity incentive compensation until a later date. This deferred compensation is an unsecured obligation of Vontier. The description is qualified in its entirety by reference to the EDIP, which is filed as Exhibit 10.16 hereto and incorporated herein by reference.

Distribution Adjustment Awards

In accordance with the previously disclosed terms of the Employee Matters Agreement, Vontier’s executive officers were entitled to receive equity compensation awards relating to shares of Vontier common stock in replacement of previously outstanding awards of stock options (“Options”) and time-based restricted stock units (“Time-Based RSUs”) that were granted to them under Fortive’s stock incentive plans prior to the Distribution.

Upon completion of the Distribution and in accordance with the Employee Matters Agreement, Vontier’s executive officers received replacement Vontier Options and Vontier Time-Based RSUs in respect of their existing Fortive Options and Fortive Time-Based RSUs.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective as of October 9, 2020, immediately prior to the Distribution, the Certificate of Incorporation of Vontier was amended and restated (the “Amended and Restated Certificate of Incorporation”) and the Bylaws of Vontier were amended and restated (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the section entitled “Description of Capital Stock” in Vontier’s Information Statement, and such section is incorporated herein by reference. The description set forth under this Item 5.03 is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

ITEM 5.05	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

In connection with the Distribution, the Board adopted Vontier’s Code of Conduct effective as of October 9, 2020. A copy of Vontier’s Code of Conduct is available under the Investor Relations—Corporate Governance section of Vontier’s website at www.vontier.com.

ITEM 8.01	OTHER EVENTS

In connection with the Distribution, the Board adopted Corporate Governance Guidelines effective as of October 9, 2020. A copy of Vontier’s Corporate Governance Guidelines is available under the Investor Relations—Corporate Governance section of Vontier’s website at www.vontier.com.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of October 8, 2020, by and between Vontier Corporation and Fortive Corporation

3.1	Amended and Restated Certificate of Incorporation of Vontier Corporation

3.2	Amended and Restated Bylaws of Vontier Corporation

10.1	Employee Matters Agreement, dated as of October 8, 2020, by and between Vontier Corporation and Fortive Corporation

10.2	Tax Matters Agreement, dated as of October 8, 2020, by and between Vontier Corporation and Fortive Corporation

10.3	Transition Services Agreement, dated as of October 8, 2020, by and between Vontier Corporation and Fortive Corporation

10.4	Intellectual Property Matters Agreement, dated as of October 8, 2020, by and between Vontier Corporation and Fortive Corporation

10.5	FBS License Agreement, dated as of October 8, 2020, by and between Vontier Corporation and Fortive Corporation

10.6	Stockholder’s and Registration Rights Agreement, dated as of October 8, 2020, by and between Vontier Corporation and Fortive Corporation

10.7	Vontier Corporation 2020 Stock Incentive Plan

10.8	Vontier Corporation Non-Employee Directors’ Deferred Compensation Plan

10.9	Form of Restricted Stock Unit Agreement under the Vontier Corporation 2020 Stock Incentive Plan (incorporated by reference to Exhibit 10.8 to Vontier Corporation’s Registration Statement on Form 10, filed on September 1, 2020)

10.10	Form of Restricted Stock Unit Agreement (Non-Employee Directors Deferred Compensation) under the Vontier Corporation 2020 Stock Incentive Plan (incorporated by reference to Exhibit 10.9 to Vontier Corporation’s Registration Statement on Form 10, filed on September 1, 2020)

10.11	Form of Performance Stock Unit Agreement under the Vontier Corporation 2020 Stock Incentive Plan (incorporated by reference to Exhibit 10.10 to Vontier Corporation’s Registration Statement on Form 10, filed on September 1, 2020)

10.12	Form of Stock Option Agreement under the Vontier Corporation 2020 Stock Incentive Plan (incorporated by reference to Exhibit 10.11 to Vontier Corporation’s Registration Statement on Form 10, filed on September 1, 2020)

10.13	Form of Stock Option Agreement (Non-Employee Directors) under the Vontier Corporation 2020 Stock Incentive Plan (incorporated by reference to Exhibit 10.12 to Vontier Corporation’s Registration Statement on Form 10, filed on September 1, 2020)

10.14	Vontier Corporation 2020 Executive Incentive Compensation Plan

10.15	Vontier Corporation Severance and Change-In-Control Plan for Officers

10.16	Vontier Corporation Executive Deferred Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONTIER CORPORATION

Date: October 13, 2020	By:	/s/ Courtney Kamlet
	Name:	Courtney Kamlet
	Title:	Vice President, Associate General Counsel and Corporate Secretary